Exhibit 99.1

Exhibit 99.1

Robotti & Company Incorporated

The 2nd Annual Manufactured

Housing & Recreational Vehicle

Investor Conference

November 2005

Forward-Looking Statements

Certain information disclosed in this presentation constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward-looking statements may include projections relating to our cash flow, development opportunities, dividends, anticipated returns on real estate development and opportunities to acquire additional communities. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks have been enumerated in the Company’s past SEC filings, including in the “Risk Factors” section included within the Company’s Post Effective Amendment Number 1 to Registration Statement on Form S-3, filed with the SEC on January 6, 2005, and in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in the Company’s assumptions or otherwise. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Why ANL Today?

Both a value and a growth company

– Visibility of organic growth over 3-5 year horizon

• Demographic focus on 55+

• Growth through internal build-out; NAV building acquisition strategy

• Focus on active adult market – rent securitized by high value homes and growth of customer base

• High Quality Real Estate Locations:

- High barriers to entry

- Retirement areas

- Vacation/resort destinations

- Growth markets—migration

3

Manufactured Housing Today

In ANL Portfolio

Community designs that

value “residential

appearance”:

– Curvilinear road patterns

– Larger lots/lower density

– Sidewalks and street lights

– Lots “with a view”

• Quality homes

– Average sales price

>$110,000

– 3 bedroom models

– Garages replacing carports

Quality Homes Made Affordable

Through Manufacturing

5

Communities & Subdivisions –

Not Trailer Parks

Riverside Club

Savanna Club

6

Communities & Subdivisions –

Building Better Product

7

Amenitized Communities

Clubhouse focus

• Golf courses

• Marinas

• Fitness/Social Center

• Entrance ways and

sense of value

• Landscaping

• Quality homes provide

visibility on quality of

future residents

8

The Manufactured Housing

Sector Model

Leasing land for residential use to tenants who have

an investment in improvements to the land

• Provides a form of common interest development

while maintaining single family home format

• Land lease community owners benefit from:

– Diversity of tenant base

– Lower recurring capital requirements as compared to other

residential asset classes

– Lower tenant turnover as compared to other residential asset

Classes

The Manufactured Housing

Sector

Consists of five public REITs, four have been public for more than one year

• Total sector market cap—$2.9B; Total sector enterprise value—$7.1B

• Sector median dividend yield – 5.60%; ANL dividend yield – 4.51%

Multifamily Sector

Sector

Median

Median

ANL

Total Return:

One Year

30.2%

22.8%

24.0%

Three Years

61.0%

49.0%

70.7%

Five Years

148.7%

157.6%

161.0%

Price to FFO – 2005E

16.0x

14.8x

13.6x

FFO payout 2005E

86.5%

76.5%

61.3%

Manufactured Housing Sector

Multifamily Sector

Sector

Financial Benchmark:

Median

Median

ANL

Coverage of interest & preferred dividends

2.3x

1.9x

3.8x

Debt to enterprise value

42.7%

41.9%

41.9%

Return on average equity

11.2%

-9.3%

9.1%

The Basics

[Financial Data as of June 30, 2005]

UPREIT Market Cap=$187M

• Enterprise Value = $363M

• Average Daily Volume =

11,300

• Price/FFO

– 13.6x 2005E

– 12.7x 2006E

• Current yield = 4.51%

• Occupancy = 95.1% of

Operational Home Sites

• Same Store NOI Growth

– 2002 = 9.3%

– 2003 = 11.1%

– 2004 = 11.3%

– YTD05 = 10.6%

• Same Site NOI Growth

– 2003 = 4.2%

– 2004 = 3.9%

– YTD05 = 4.4%

AMERICAN LAND LEASE

Earnings

- FFO
  - 2002A = $1.21
  - 2003A = $1.45
  - 2004A = $1.50
  - 2005E = $1.45 - $1.75

- AFFO
  - 2002A = $1.12
  - 2003A = $1.33
  - 2004A = $1.37
  - 2005E = $1.32 to $1.61

- FFO Payout Ratio
  - 2002 = 82.6%
  - 2003 = 69.0%
  - 2004 = 66.7%
  - YTD05 = 61.7%

- AFFO Payout Ratio
  - 2002 = 89.3%
  - 2003 = 75.2%
  - 2004 = 73.0%
  - YTD05 = 68.5%

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The Basics

[Financial Data as of June 30, 2005]

Total Return Results

• Last 12 Months = 24.0%

• Last 3 Years = 70.7%

• Last 5 Years = 161.0%

Ownership

• Institutional Ownership =

24.5%

• Insider Ownership = 29.5%

Growth and Valuation

• Projected 2005 FFO Growth

= 8.7%

• Price to 2005E FFO = 13.6x

• Payout of 2005E FFO =

61.3%

Components of Capitalization

Components of capitalization Asset Investors operating partnership june 30, 2005

$ 375,000

Dollars (000’s)

$11,194

$18,929

$25,000

$25,628

$100,084

$188,163

Line of credit

Floorplan

Preferred equity

Variable rate mortgages

Fixed rate

Equity

Class

Per share

Percent

LOC

$1.30

3.0%

Floor plan

$2.20

5.1%

Variable rate

$2.98

7.0%

Preferred stock

$2.91

6.8%

Fixed rate

$11.65

27.1%

Equity

$21.91

51.0%

Total

$42.95

100.0%

$-

Strength Behind the Balance

Sheet

Strong “same store” results from core operating

properties

• Beneficiary of “recession resistant” property class

• Financing using primarily amortizing mortgages:

– NAV increase through principal reduction

– Minimize interest rate risk

• Demographic support of asset class

• Quality asset locations

Value & Growth Company

Value Company:

• Sustaining community

operations

• Increasing NOI growth

through rental increases and

expense control

• Tax efficient dividend yield

• Quality Core portfolio

Growth Company:

• Ability to grow the company

50% through internal assets

• Demonstrated competency

in land development and

home sale operations

• Maximize operating leverage

gained through community

expansion

Four Elements of the ANL

Business

1. Land Lease Operations

2. Home Sales Operations

3. Land Development Operations

4. Investment Operations

Land Lease Fundamentals

Stable Cash Flow

– Primary investment is land

– Appreciating component of real estate

– Lower maintenance costs/turnover costs

– Vertical Improvement – owned by tenant

– Tenant/credit diversification

• Improve operating results from property management

business.

– Centralized financial control and uniform operating

procedures.

– Localized property management decision-making and

market knowledge.

Home Sales Operations

Basis of company’s current

growth

• Absorption is a primary focus

• One company concept means

ANL is in control and

responsible for results from

development through home

purchase to on going property

operations

• Increasing results:

– Professional sales staff

– Improved home product

– Improved communities

• Financing continues to be key

element of home purchase

0

50

100

150

200

250

300

350

400

450

NEW HOME SALES

Six Year Comparison

2000 2001 2002 2003 2004 YTD

2005

184

237

307

414

392

187

$74,000 $90,000 $101,000 $110,000

2002 2003 2004 2005

Land Development

Turning land into income

• Development as a core

competency

• Creation of value and

increased NAV through

execution of development

plans

• Adding one high quality

home community annually

Site Plan for Sebastian Beach

and Tennis Club (f/k/a Crystal

Bay ) Acquired in February

2005 – New homes projected

2007

Land Development

Sebastian Beach & Tennis Club

Home Site Inventory

Portfolio Summary

-

1,000

2,000

3,000

4,000

5,000

6,000

7,000

8,000

9,000

10,000

Number of Home Sites

12/2001 12/2002 12/2003 12/2004 6/2005

Period Ended

129

1,896

1,065

5,855

129

1,543

1,123

6,090

129

1,437

979

6,579

129

960

1,101

6,931

129

1,315

1,125

7,087

Investment Operations

Current focus is on investment into development of currently held property assets

• Additional focus has been on company restructuring –

investment in future operating performance and expansion

ability

• Evaluate property financing and seek to use effectively to expand available funds

• High quality properties available for sale are few and far between – even fewer at good prices

• Continue to look towards discipline to “buy right”

Building NAV

Consistent NOI growth within stabilized communities

• Increasing absorption through focused home sales

efforts

• Development of land assets

• Scheduled maturities of long term debt

• Accretive acquisition strategy

• Disposition of under performing assets and

deployment of capital to development and acquisition

activities

Points of Contact

Bob Blatz

President and Chief Operating Officer

Shannon Smith

Chief Financial Officer

29399 US Hwy 19N, Ste 320

Clearwater, FL 33761

Phone: (727) 726-8868 – Bob ext 116/Shannon ext 124

Fax: (727) 726-6788

Email: robert.blatz@americanlandlease.com

shannon.smith@americanlandlease.com

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